DUNHAM FUNDS

Dunham Alternative Strategy Fund

Class A (DAASX)

Class C (DCASX)

Class N (DNASX)

Supplement dated April 8, 2015 to the Prospectus dated February 27, 2015 (the “Prospectus”)

This Supplement updates and supersedes any contrary information contained in the Prospectus

Effective April 1, 2015, Market Concepts, LLC (“mConcepts” or “Sub-Adviser”), Sub-Adviser to the Dunham Alternative Strategy Fund (the “Fund”) has contractually agreed to waive a portion of its Sub-Advisory fees such that the annual Base Sub-Advisory fee rate payable to mConcepts is reduced from 0.65% to 0.50% of the average daily net assets of the Fund, and the Performance Fee rate is lowered from +/- 0.35% to +/- 0.20% of the average daily net assets of the Fund. This Agreement is effective as of April 1, 2015 and shall remain in effect until at least April 30, 2016.

Reference is made to the section entitled “Fees and Expenses of the Fund” located on page 24 of the Prospectus and page 1 of the Fund’s Summary Prospectus. The table describing the Class A, Class C and Class N shareholder expenses of the Dunham Alternative Strategy Fund is deleted in its entirety and replaced with the following:

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.24%	1.24%	1.24%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.60%	0.60%	0.60%
Acquired Fund Fees and Expenses (1)	0.26%	0.26%	0.26%
Total Annual Fund Operating Expenses	2.35%	3.10%	2.10%
Fee Waiver (2)	(0.11%)	(0.11%)	(0.11%)
Total Annual Fund Operating Expenses After Fee Waiver	2.24%	2.99%	1.99%

(1) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies

(2)	The Fund’s Sub-Adviser has contractually agreed to waive a portion of its annual Sub-Advisory fees such that the annual Base Sub-Advisory fee rate payable to the Sub-Adviser is reduced from 0.65% to 0.50% of the average daily net assets of the Fund, and the Performance Fee rate is lowered from +/- 0.35% to +/- 0.20% of the average daily net assets of the Fund. This Agreement is effective as of April 1, 2015 and shall remain in effect until at least April 30, 2016.

The table under the sub-heading “Example” that describes the costs of investing in shares of the Dunham Alternative Strategy Fund is deleted in its entirety and replaced with the following:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$789	$1,256	$1,749	$3,099
Class C	$302	$947	$1,616	$3,403
Class N	$202	$647	$1,119	$2,422

Reference is made to the table under the section entitled “MANAGEMENT, INVESTMENT ADVISER” located on page 76 of the Prospectus. The following information is added as footnote ** to the table with respect to the Fund:

** The Fund’s Sub-Adviser has contractually agreed to waive a portion of its annual Sub-Advisory fees such that the annual Base Sub-Advisory fee rate payable to the Sub-Adviser is reduced from 0.65% to 0.50% of the average daily net assets of the Fund, and the Performance Fee rate is lowered from +/- 0.35% to +/-0.20% of the average daily net assets of the Fund. This Agreement is effective as of April 1, 2015 and shall remain in effect until at least April 30, 2016.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated February 27, 2015, or as subsequently amended, which provide information that you should know about the Dunham Alternative Strategy Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Dunham Funds at (888) 3DUNHAM (338-6426).

Supplement dated April 8, 2015